SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                  AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K
                  FILED WITH THE COMMISSION ON OCTOBER 14, 1997


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   October 14, 1997

CONTINENTAL AMERICAN TRANSPORTATION, INC.
         Exact name of Registrant as specified in charter)

Colorado         0-18729           84-1089599
(State or other       (Commission            (IRS employee
jurisdiction of       file number)           identification
incorporation                                       no.)


   495 Lovers Lane Road, Calhoun, Georgia          30701
--------------------------------------------------------
     (Address of principal executive office)     Zip Code

Registration telephone number, including area code: (706) 629-8682













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Item 4.           Changes in Registrant's Certifying Accountant.


                  Registrant hereby files its Amendment No. 1 to its Current Report on Form 8-K concerning the termination of its former auditors, Rosenberg Rich Baker Berman & Company on or about October 6, 1997, dated October 14, 1997, and filed with the Securities and Exchange Commission on October 14, 1997, by attaching as an Exhibit thereto a letter from Rosenberg Rich Baker Berman & Company, dated October 30, 1997, received by Registrant on November 5, 1997 and addressed to the Securities and Exchange Commission.

Item 7.           Financial Statements and Exhibits.

                  (c)(16) Letter from Rosenberg Rich Baker Berman & Company to the Securities and Exchange Commission, dated October 30, 1997 and received by Registrant on November 5, 1997.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CONTINENTAL AMERICAN TRANSPORTATION, INC.


                                 By: s/Timothy Holstein
                                    Timothy Holstein, President

Dated:  November 6, 1997








catfor20.8kA

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                                 EXHIBIT (C)(16)

                                 Rosenberg Rich
                             Baker Berman & Company
                                380 Foothill Road
                          Bridgewater, New Jersey 08807


                                October 30, 1997


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have reviewed the statements made by Continental American Transportation, Inc. (CAT) in its current report on Form 8-K, dated October 6, 1997 filed with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, (the "Form 8-K").

We do not agree with the statements made in the Form 8-K to the extent and as described below.

The Form 8-K states that Rosenberg Rich Baker Berman & Company was advised by CAT on October 6, 1997 that CAT was discontinuing Rosenberg Rich Baker Berman & Co's services as the Company's independent auditor.
We were not so advised until October 14, 1997.

In addition, by letter dated August 4, 1997, Rosenberg Rich Baker Berman & Company advised CAT that in Rosenberg Rich Baker Berman & Company's opinion, CAT did not have in place effective internal control and accounting systems sufficient to safeguard CAT's assets and report CAT's performance.

                                                   Very truly yours,

                                                   s/Frank S. LaForgia

                                                   Frank S. LaForgia, CPA
                                                   Member of the Firm

FSL:rmt
c:       Timothy Holstein, Chairman of the Board
         Continental American Transportation, Inc.















catfor20.8ka(Exhibit)


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